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                                                                    Exhibit 99.1



  CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. ss.1350, the undersigned hereby certifies that this Quarterly Report on Form 10-Q for the period ended June 30, 2002 of Akamai Technologies, Inc. (the "Company") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




                                             /s/ George H. Conrades
                                        ---------------------------------
                                        George H. Conrades
                                        Chairman and Chief Executive Officer


Date:  August 12, 2002